THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
                SECURITIES ACT OF 1933 NOR UNDER APPLICABLE STATE
               SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR
            OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER
            SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE

              THE SALE, TRANSFER AND ENCUMBRANCE OF THE SECURITIES
          REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND
              CONDITIONS OF A STOCKHOLDERS' AGREEMENT, DATED AS OF
               MAY 25, 1994, AMONG CASELLA WASTE SYSTEMS, INC. AND
           CERTAIN HOLDERS OF ITS OUTSTANDING CAPITAL STOCK AND RIGHTS
            TO ACQUIRE CAPITAL STOCK. COPIES OF SUCH AGREEMENT MAY BE
          OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF
                   RECORD OF THIS CERTIFICATE TO THE SECRETARY
                         OF CASELLA WASTE SYSTEMS, INC.

                                                                    May 25, 1994

                             STOCK PURCHASE WARRANT

              To Subscribe for and Purchase Class A Common Stock of
                           CASELLA WASTE SYSTEMS, INC.

                           VOID AFTER OCTOBER 31, 2003

R1994-7

              THIS CERTIFIES that, for value received, JOHN W. CASELLA, or registered assigns, is entitled, subject to the terms of Section 1 hereof, to subscribe for and purchase from Casella Waste Systems, Inc., a Delaware corporation (hereinafter called the "Company"), at the price of $0.01 per share (such price, as from time to time to be adjusted as hereinafter provided, being hereinafter called the "Warrant Price"), at any time on or prior to October 31, 2003 up to 13,500 fully paid, nonassessable shares of Class A Common Stock, $.01 par value, of the Company ("Class A Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

       Section 1. Exercise of Warrant. This Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of Class A Common Stock), by the completion of the subscription form attached hereto and by the surrender of this Warrant (properly endorsed) at the office of the Company in Rutland, Vermont (or at such other agency or office of the Company in the United

States as it may designate by notice in writing to the holder hereof at the address of the holder hereof appearing on the books of the Company), and by payment to the Company of the Warrant Price, in cash or by certified or official bank check, for each share being purchased. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Class A Common Stock so purchased, registered in the name of the holder hereof, shall be delivered to the holder hereof within a reasonable time, not exceeding five business days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or been exercised in full, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. With respect to any such exercise, the holder hereof shall for all purposes be deemed to have become the holder of record of the number of shares of Class A Common Stock evidenced by such certificate or certificates from the date on which this Warrant was surrendered and payment of the Warrant Price was made irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant. If any fractional interest in a share of Class A Common Stock would, except for the provisions of this Section 1, be delivered upon any such exercise, the Company, in lieu of delivering the fractional share thereof, shall pay to the holder hereof an amount in cash equal to the current market price of such fractional interest as determined in good faith by the Board of Directors of the Company.

       Section 2. Adjustment of Number of Shares. Upon each adjustment of the Warrant Price as provided herein, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

       Section 3. Adjustment of Price Upon Issuance of Common Stock. Except with respect to the issuance of shares of Class A Common Stock that constitute a Permitted Stock Transaction under Subsection 5.7 of the 1994 Purchase Agreement, if and whenever the Company shall issue or sell any shares of its Common Stock (as defined in paragraph (n) of this Section 3) for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Warrant Price shall be reduced to the price (calculated to the nearest $.001) determined by dividing
(a) an amount equal to the sum of: (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including as outstanding all shares of Class A Common Stock issuable upon exercise of this Warrant immediately prior to such issue or sale) multiplied by the then existing Warrant Price; and (y) the consideration, if any, received by the Company upon such issue or sale, by (b) the total number of shares of Common Stock outstanding immediately after such issue or sale (including as outstanding all shares of Class A Common Stock issuable upon exercise of this Warrant immediately prior to such issue or sale). No adjustments of the Warrant Price, however, shall be made in an amount less than $.001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.001 per share or more.

       For purposes of this Section 3, the following paragraphs (a) to (n), inclusive, shall also be applicable.

              (a) Issuance of Rights of Options. In case at any time the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange or such Convertible Securities (determined by dividing: (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof; by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange or the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in paragraph (c), no adjustment of the Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

              (b) Issuance of Convertible Securities. In case the Company shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing:
              (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of all such Convertible Securities; by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that: (i) except as otherwise provided in paragraph (c) below, no adjustment of the Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities; and (ii) if any such issue or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of the Warrant Price have been or are to be made pursuant to other provisions of this Section 3, no further adjustment of the Warrant Price shall be made by reason of such issue or sale.

              (c) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in paragraph (a), the additional consideration if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph
              (a) or (b), or the rate at which any Convertible Securities referred to in paragraph (a) or (b) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Price then in effect hereunder shall forthwith be increased to the Warrant Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding.

              (d) Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued in a subdivision of outstanding shares as provided in paragraph (h) below.

              (e) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without reduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. The amount of consideration deemed to be received by the Company pursuant to the foregoing provisions of this paragraph (e) upon any issue or sale, pursuant to any established compensation plan of the Company to directors, officers or employees of the Company in connection with their employment, of shares of Common Stock, Options or Convertible Securities shall be increased by the amount of any tax benefit realized by the Company as a result of such issue or sale, the amount of such tax benefit being the amount by which the Federal and/or State income or other tax liability of the Company shall be reduced by reason of any deduction or credit in respect of such issue or sale. In case any Options shall be issued in connection with the issue and sale or other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefore shall be deemed to be the fair value as determines in good faith by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board shall determine to be attributable to such Common Stock, Options or Convertible Securities, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and, if any such calculation results in adjustment of the Warrant Price, the determination of the number of shares of Common Stock receivable under this Warrant immediately prior to such merger, consolidation or sale, for purposes of paragraph (j), shall be made after giving effect to such adjustment of the Warrant Price.

              (f) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them: (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities; or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

              (g) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this Section 3.

              (h) Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, i.e., the holder shall be entitled to purchase after such subdivision, for the same consideration as applicable prior to such subdivision, the same percentage of outstanding Common Stock that such holder was entitled to purchase prior to such subdivision, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased.

              i) Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby each holder of the Warrants shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of such Warrant or Warrants, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such Warrants (including an immediate adjustment, by reason or such consolidation or merger, of the Warrant Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Warrant Price in effect immediately prior to such consolidation or merger). In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of Common Stock of the Company outstanding immediately prior to such merger or consolidation, the Warrant Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed or delivered to each Warrantholder at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive upon exercise of such Warrants.

              (j) Notice of Adjustment. Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to each Warrantholder at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

              (k) Stock to Be Reserved. The Company will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Warrant Price. The Company will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

              (l) Issue Tax. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the holder hereof for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Warrant holder.

              (m) Closing of Books. The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

              (n) Definition of Common Stock. As used herein the term "Common Stock" shall mean and include the Class A Common Stock, $.01 par value, of the Company and the Class B Common Stock, $.01 par value, of the Company, as authorized on May 25, 1994 and also any capital stock of any class of the Company hereinafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided, however, that the shares purchasable pursuant to this Warrant shall include only shares designated as Class A Common Stock, $.01 par value, of the Company on May 25, 1994, or shares of any class or classes resulting from any reclassification or reclassifications thereof and in case at any time there shall be more than one such resulting class, the shares of each class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

       Section 4.  Notices of Record Dates.  In the event of:

              (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than cash dividends out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any right to sell shares of stock of any class or any other right; or

              (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation or entity; or

              (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will give notice to the holder of this Warrant specifying: (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right; and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least 20 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to (x) the effectiveness of a registration statement under the Securities Act of 1933 and applicable state securities laws, or (y) a favorable vote of stockholders, if either is required.

       Section 5.  No Stockholder Rights or Liabilities.

              (a) Except as set forth in paragraph (b) of this Section 5 and in the Stockholders Agreement, this Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to any liability of such holder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

              (b) At any time while this Warrant is outstanding, the Company shall, prior to making any distribution of its property or assets to the holders of its Common Stock as a dividend in liquidation or partial liquidation or by way of return of capital or any dividend payable out of funds legally available for dividends under the laws of the State of Delaware, give to the holder of this Warrant, not less than 20 days' prior written notice of any such distribution. If such holder shall exercise this Warrant on or prior to the date of such distribution set forth in such notice, such holder shall be entitled to receive, upon such exercise: (i) the number of shares of Common Stock receivable pursuant to such exercise; and (ii) without payment of any additional consideration, a sum equal to the amount of such property or assets as would have been payable to the holder hereof as an owner of the shares described in clause
              (i) of this paragraph (b) had the holder hereof been the holder of record of such shares on the record date for such distribution; and an appropriate provision with respect to such payment to such holder as described in this paragraph (b) shall be made a part of any such distribution.

       Section 6. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

       Section 7. Notices. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, if to the holder to such holder at the address shown on the records of the Company or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed to the Company, at P.O. Box 866, Rutland, Vermont 05701; Attention: President, or at such other address as shall have been furnished to the holder by notice from the Company.

       Section 8. Law Governing. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

       IN WITNESS WHEREOF, CASELLA WASTE SYSTEMS, INC., has executed this Warrant on and as of the 25th day of May, 1994.

                                           CASELLA WASTE SYSTEMS, INC.

                                           By:________________________________
                                              President



[Corporate Seal]

Attest:


---------------------------------------
Secretary

                        SUBSCRIPTION FORM TO BE EXECUTED
                          UPON EXERCISE OF THE WARRANT


                                     [Date]

To Casella Waste Systems, Inc.:

       The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase [specify] shares of Class A Common Stock covered by such Warrant, and herewith tenders $[specify} in full payment of the purchase price for such shares.

                               Name of Holder:


                               By:_______________________________________

                               Address:__________________________________

                                       __________________________________